UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                    Report to Stockholders.

TCW Strategic
Income Fund, Inc.

Directors and Officers

Alvin R. Albe, Jr.

Director, President and Chief Executive Officer

Samuel P. Bell

Director

Richard W. Call

Director

Matthew K. Fong

Director

Jeffrey E. Gundlach

Senior Vice President and Portfolio Manager

Thomas D. Lyon

Senior Vice President

Thomas E. Larkin, Jr.

Senior Vice President

Hilary G.D. Lord

Senior Vice President and Chief Compliance Officer

John A. Gavin

Director

Patrick C. Haden

Chairman

Charles A. Parker

Director

William C. Sonneborn

Director

Philip K. Holl

Secretary and Associate General Counsel

Michael E. Cahill

General Counsel and Assistant Secretary

David S. DeVito

Treasurer and Chief Financial Officer

George N. Winn

Assistant Treasurer

Shareholder Information

Investment Adviser

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

Transfer Agent, Dividend Reinvestment and Disbursing Agent and Registrar

The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071

Legal Counsel

Dechert LLP
1775 Eye Street N.W.
Washington DC, 20006

TCW Strategic
Income Fund, Inc.

ANNUAL REPORT

December 31, 2006

(THIS PAGE INTENTIONALLY LEFT BLANK)

TCW Strategic Income Fund, Inc.

THE PRESIDENT'S LETTER

Dear Shareholder:

We are pleased to present the 2006 annual report of the TCW Strategic Income Fund, Inc. (the "Fund" or "TSI"), formerly known as the TCW Convertible Securities Fund, Inc. ("CVT"). On March 1, 2006, under the stewardship of Jeffrey Gundlach, Chief Investment Officer of the Fund's advisor, the Fund began a transition from a portfolio consisting almost entirely of convertible securities into a multi asset class portfolio. This action was initiated by the Board of Directors to address a situation whereby CVT's share price persistently traded at a significant discount to the Fund's net asset value ("NAV").

We are pleased with our progress to date. The Fund was in a ramp up mode for most of 2006 but we still made significant strides in achieving our objectives of earning the dividend, increasing the Fund's NAV, and reducing the discount. The Fund's discount was 8.8% at 12/31/06 versus 12.3% at 12/31/05. We are determined to narrow the discount even further in 2007. For the year, the Fund's shareholders realized a return of 17.5%, including dividends. The Fund's NAV increased by 12.16% (with dividends of 37.6 cents reinvested).

At year end, the Fund's restructuring was substantially complete and we have an 80%/20% target allocation between fixed income and equity securities going into 2007. The fixed income portfolio consists of collateralized debt obligation equity, high yield, asset-backed, and mortgage-backed securities. The equity portion of the portfolio consists of convertible and large cap value securities. The Fund has $52.1 million of debt outstanding at year-end representing a leverage position of approximately 16%. On behalf of the Board and everyone at TCW, I would like to thank you for your continued support.

Sincerely,

Alvin R. Albe Jr.
President & Chief Executive Officer

January 29, 2007

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006

Principal Amount		Value
	Fixed Income Securities
	Asset Backed Securities (13.2% of Net Assets)
	Banking (13.2%)
$2,500,000	Ameriquest Mortgage Securities, Inc. (06-R2-M10), 7.85%, due 04/25/36	$2,180,250
2,661,000	Argent Securities, Inc. (06-W3-M10), (144A), 7.85%, due 04/25/36	2,277,550	*
2,000,000	Argent Securities, Inc. (06-W4-M10), 7.85%, due 05/25/36	1,750,000
2,000,000	Carrington Mortgage Loan Trust (06-2FRE-10), 7.32%, due 10/25/36	1,475,600
2,000,000	Carrington Mortgage Loan Trust (06-NC1-M10), (144A), 8.35%, due 01/25/36	1,820,000	*
2,000,000	Countrywide Asset-Backed Certificates (06-5-B), 7.75%, due 08/25/36	1,960,600
2,000,000	Countrywide Asset-Backed Certificates (06-6-B), 8.35%, due 09/25/36	1,761,200
1,500,000	Countrywide Asset-Backed Certificates, (06-26-B), (144A), 7.1%, due 06/25/37	1,206,600	*
2,000,000	First Franklin Mortgage Loan Asset Backed Certificate (06-FF5-M10), 7.35%, due 04/25/36	1,739,600
2,000,000	First Franklin Mortgage Loan Asset Backed Certificate (06-FF7-M10), (144A), 7.35%, due 05/25/36	1,749,000	*

Principal Amount		Value
$1,993,000	First Franklin Mortgage Loan Asset Backed Certificates (06-17FF-B), 7.82%, due 12/25/36	$1,791,906
2,000,000	Fremont Home Loan Trust (06-2-M9), 7.75%, due 02/25/36	1,596,200
2,000,000	HSI Asset Securitization Corp. Trust (06-OPT3-M9), 7.35%, due 02/25/36	1,970,600
2,000,000	JP Morgan Mortgage Acquisition Corp. (06-NC1-M10), (144A), 7.85%, due 04/25/36	1,787,600	*
1,000,000	Residential Asset Mortgage Products, Inc. (06-NC3-M9), 7.4%, due 03/25/36	955,900
2,000,000	Saxon Asset Securities Trust (06-2-B4), 7.85%, due 09/25/36	1,705,600
2,000,000	Soundview Home Equity Loan Trust (06-OPT2-M9), 7.85%, due 05/25/36	1,801,800
2,000,000	Soundview Home Equity Loan Trust (06-OPT3-M9), (144A), 7.85%, due 06/25/36	1,795,600	*
2,000,000	Structured Asset Securities Corp. (06-NC1-B1), (144A), 7.85%, due 05/25/36	1,763,800	*
2,000,000	Structured Asset Securities Corp. (06-WF1-M9), 7.35%, due 02/25/36	1,978,200
	Total Banking	35,067,606
	Total Asset Backed Securities (Cost: $35,817,384)	35,067,606

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $146,594,672 or 55.0% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Principal Amount			Value
		Collateralized Debt Obligations (18.7%)
		Banking (0.4%)
$1,000,000		FM Leveraged Capital Fund (06-2-E), (144A), 9.137%, due 11/15/20	$988,613	*
		Diversified Financial Services- Specialized Finance (11.6%)
1,500	(1)	ACA CLO, Ltd. (06-2), (144A), 0%, due 01/07/21	1,368,007	*
4,000,000		ARES VR CLO, Ltd. (06-1A), (144A), 7.253%, due 02/24/18	3,558,771	*
1,000	(1)	Centurion CDO VII, Ltd., (144A), 0%, due 01/30/16	767,459	*
1,000,000		CW Capital Cobalt, (06-2A-K), (144A), 8.55%, due 04/26/50	983,757	*
1,000,000		CW Capital Cobalt II, (144A), 0%, due 4/26/50	932,843	*
2,000,000		De Meer Middle Market CLO, Ltd. (06-1A), (144A), 5.477%, due 10/20/18	1,926,102	*
1,000,000		De Meer Middle Market CLO, Ltd. (06-1A-E), (144A), 9.477%, due 10/20/18	964,380	*
2,000,000		Duane Street CLO (06-3-A), (144A), 0%, due 01/11/21	1,860,000	*
500,000		Duane Street CLO (06-3-AE), (144A), 9.011%, due 01/11/21	500,000	*
2,000	(1)	FM Leveraged Capital Fund II, 0%, due 11/20/20	1,913,999
1,000,000		Four Corners CLO (06-1A-S1), (144A), 0%, due 01/26/20	869,953	*

Principal Amount			Value
$2,000,000		Galaxy CLO, Ltd. (06-6I), 0%, due 06/13/18	$1,992,719
2,000,000		Galaxy CLO, Ltd. (06-7A), (144A), 0%, due 10/13/18	1,924,917	*
3,000,000		Katonah, Ltd. (8A), (144A), 0%, due 05/20/18	2,745,615	*
3,500,000		Octagon Investment Partners X, Ltd. (06-10A), (144A), 0%, due 10/18/20	3,250,919	*
3,000,000		Prospect Park CDO, Ltd. (06-1I), 0%, due 07/15/20	2,698,637
1,750,000		Vertical CDO Ltd. (06-1), (144A), 0%, due 04/22/46	1,716,486	*
1,000,000		Vertical CDO, Ltd. (06-CR1A-G), 9.374%, due 04/22/46	982,320
		Total Diversified Financial Services-Specialized Finance	30,956,884
		Diversified Financial Services- Multi-Sector Holdings (1.4%)
500,000		Mantoloking CDO, Ltd. (06-1A-E), 8.87%, due 08/28/46	495,804
1,500	(1)	Mantoloking CDO, Ltd., (144A), 0%, due 09/28/46	1,360,189	*
2,000,000		Marathon Structured Finance CDO, Ltd. (06-1A-E), (144A), 11.058%, due 07/26/46	1,876,294	*
		Total Diversified Financial Services-Multi-Sector Holdings	3,732,287
		Thrifts & Mortgage Finance (5.3%)
1,000,000		Bering CDO, Ltd. (06-1A), (144A), 0%, due 09/07/46	901,672	*

  CDO – Collateralized Debt Obligation.

  CLO – Collateralized Loan Obligation.

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $146,594,672 or 55.0% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

(1)  Represents number of preferred shares.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Principal Amount			Value
$1,000,000		Bering CDO, Ltd. (06-1A-1C), (144A), 11.85%, due 09/07/46	$992,119	*
2,000,000		Fortius Funding, Ltd. (06-2-A), (144A), 5.374%, due 02/03/42	1,966,633	*
1,000,000		Fortius Funding, Ltd. (06-2-AE), 11.35%, due 02/03/42	992,452
1,000	(1)	Fortius I Funding, Ltd., (144A), 0%, due 07/12/41	844,591	*
1,000,000		GSC ABS CDO, Ltd. (06-3GA-D), (144A), 8.7%, due 06/02/42	980,000	*
1,500,000		Hudson Mezzanine Funding (06-1-AE), (144A), 12.101%, due 04/12/42	1,360,534	*
1,500,000		Hudson Mezzanine Funding (06-1A-INC), (144A), 0%, due 04/12/42	1,422,667	*
1,000,000		IXIS ABS CDO, Ltd. (06-1I-E), 11.61%, due 12/13/46	985,166
2,000,000		Vertical CDO, Ltd. (06-2A), (144A), 0%, due 05/09/46	1,857,021	*
2,000,000		Vertical CDO, Ltd. (06-2A-C), (144A), 11.625%, due 05/09/46	1,921,035	*
		Total Thrifts & Mortgage Finance	14,223,890
		Total Collateralized Debt Obligations (Cost: $50,801,505)	49,901,674

Principal Amount		Value
	Collateralized Mortgage Obligations (24.6%)
	Banking (2.1%)
$5,979,971	GSR Mortgage Loan Trust (03-7F-1A4), 5.25%, due 06/25/33	$5,505,008
	U.S. Government Securities (22.5%)
2,023,000	Federal Home Loan Mortgage Corp. (2684-SN), 1.5%, due 10/15/33 (I/F)	1,512,580
1,950,546	Federal Home Loan Mortgage Corp. (2870-EO), 0%, due 10/15/34 (P/O)	1,209,861
3,144,097	Federal Home Loan Mortgage Corp. (2951-NS), 0%, due 03/15/35 (I/F)	2,067,899
2,431,359	Federal Home Loan Mortgage Corp. (2962-GT), 0%, due 04/15/35 (I/F)(TAC)	2,160,830
1,245,183	Federal Home Loan Mortgage Corp. (2990-JK), 1.678%, due 03/15/35 (I/F)	988,644
1,756,737	Federal Home Loan Mortgage Corp. (3019-SQ), 0%, due 06/15/35 (I/F)	1,283,810
3,233,988	Federal Home Loan Mortgage Corp. (3035-TP), 6.5%, due 12/15/33 (I/F)	3,214,034
2,292,791	Federal Home Loan Mortgage Corp. (3062-HO), 0%, due 11/15/35 (P/O)	1,731,034
1,727,896	Federal Home Loan Mortgage Corp. (3074-LO), 0%, due 11/15/35 (P/O)	1,249,332

I/F – Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

P/O – Principal Only Security.

CDO – Collateralized Debt Obligation.

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $146,594,672 or 55.0% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

(1)  Represents number of preferred shares.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Principal Amount		Value
$425,561	Federal Home Loan Mortgage Corp. (3076-ZQ), 5.5%, due 11/15/35 (PAC)	$407,361
1,921,045	Federal Home Loan Mortgage Corp. (3081-PO), 0%, due 07/15/33 (P/O)	1,432,444
3,103,313	Federal Home Loan Mortgage Corp. (3092-CS), 5.494%, due 12/15/35 (TAC)	2,872,799
3,231,021	Federal Home Loan Mortgage Corp. (3092-LO), 0%, due 12/15/35 (P/O)(TAC)	2,789,211
2,819,318	Federal Home Loan Mortgage Corp. (3092-OL), 0%, due 12/15/35 (P/O)	1,978,880
2,749,094	Federal Home Loan Mortgage Corp. (3146-SB), 4.033%, due 04/15/36 (I/F)	2,553,385
1,658,831	Federal Home Loan Mortgage Corp. (3153-NK), 3.96%, due 05/15/36 (I/F)	1,497,314
2,753,576	Federal Home Loan Mortgage Corp. (3161-SA), 3.85%, due 05/15/36 (I/F)	2,524,233
1,905,860	Federal Home Loan Mortgage Corp. (3186-SB), 3.117%, due 07/15/36 (I/F)	1,704,276
3,301,183	Federal National Mortgage Association (05-1-GZ), 5%, due 02/25/35	3,092,611
2,036,387	Federal National Mortgage Association (05-44-TS), 2%, due 03/25/35 (I/F)(TAC)	1,709,216
3,404,654	Federal National Mortgage Association (05-69-HO), 0%, due 08/25/35 (P/O)	2,919,695

Principal Amount		Value
$1,979,876	Federal National Mortgage Association (05-87-ZQ), 4.5%, due 10/25/25	$1,905,274
1,618,562	Federal National Mortgage Association (05-92-DT), 6%, due 10/25/35 (TAC)	1,574,116
2,108,798	Federal National Mortgage Association (06-14-SP), 6.015%, due 03/25/36 (I/F)(TAC)	2,099,582
1,983,972	Federal National Mortgage Association (06-15-LO), 0%, due 03/25/36 (P/O)	1,531,748
2,966,359	Federal National Mortgage Association (06-44-C), 0%, due 12/25/33 (P/O)	2,566,820
2,488,656	Federal National Mortgage Association (06-57-SA), 3.373%, due 06/25/36 (I/F)	2,264,580
2,000,000	Federal National Mortgage Association (06-67-DS), 1.76%, due 07/25/36 (I/F)	1,583,016
2,896,506	Federal National Mortgage Association (25-62-BO), 0%, due 07/25/35 (P/O)	2,356,742
3,860,565	Government National Mortgage Association (05-45-DK), 0.6%, due 06/16/35 (I/F)	3,202,841
	Total U.S. Government Securities	59,984,168
	Total Collateralized Mortgage Obligations (Cost: $60,393,704)	65,489,176

I/F – Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

P/O – Principal Only Security.

PAC – Planned Amortization Class.

TAC – Target Amortization Class.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Principal Amount		Value
	Other Fixed Income (33.4%)
	Financial Services (33.4%)
$86,280,000	Dow Jones CDX, NA. HY Trust I, (144A), 8.375%, due 12/29/11	$89,040,960	*†#
	Total Other Fixed Income (Cost: $86,384,866)	89,040,960
	Convertible Corporate Bonds (7.4%)
	Banking (1.8%)
2,495,000	SLM Corp., 5.327%, due 07/25/35	2,507,874
2,185,000	Wachovia Corp., 9.5%, due 09/20/07	2,315,008
	Total Banking	4,822,882
	Commercial Services (0.2%)
355,000	Rentech, Inc., 4%, due 04/15/13	409,805
	Electronics (2.2%)
1,885,000	Agere Systems, Inc., 6.5%, due 12/15/09	1,929,882
1,935,000	Fairchild Semiconductor Corp., 5%, due 11/01/08	1,921,881
1,895,000	LSI Logic Corp., 4%, due 05/15/10	1,965,873
	Total Electronics	5,817,636
	Industrial-Diversified (0.5%)
900,000	Tyco International Group SA, 3.125%, due 01/15/23	1,282,320
	Media-Broadcasting & Publishing (0.7%)
2,060,000	Ciena Corp., 3.75%, due 02/01/08	1,998,365

Principal Amount		Value
	Pharmaceuticals (0.3%)
$898,000	United Therapeutics Corp., (144A), 0.5%, due 10/15/11	$851,439	*
	Real Estate (0.8%)
2,025,000	Affordable Residential Communities, Inc., (144A), 7.5%, due 08/15/25	2,249,046	*
	Telecommunications (0.9%)
2,390,000	Lucent Technologies, Inc., 8%, due 08/01/31	2,401,615
	Total Convertible Corporate Bonds (Cost: $19,728,570)	19,833,108
	Total Fixed Income Securities (Cost: $253,126,029) (97.3%)	259,332,524
Number of Shares
	Convertible Preferred Stocks
	Aerospace & Defense (1.0%)
20,000	Northrop Grumman Corp., $1.75	2,665,000
	Airlines (0.8%)
44,650	Bristow Group, Inc., $1.375	2,265,988
	Automobiles (1.7%)
43,785	Ford Motor Co. Capital Trust II, $1.625	1,510,583
54,400	General Motors Corp., $1.125	1,387,200

*  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $146,594,672 or 55.0% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  †  Security partially or fully lent (Note 5).

  #  Index bond which consists of high yield credit default swaps, and tracks the B rated high yield index.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Number of Shares		Value
77,950	General Motors Corp., $1.3125	$1,651,761
	Total Automobiles	4,549,544
	Banking (0.4%)
15,000	Credit Suisse (USA), Inc., $1.375	1,018,500
	Commercial Services (1.0%)
61,450	Central Parking Finance Trust, $1.3125	1,213,638
27,640	United Rentals, Inc., $1.625	1,354,360	**
	Total Commercial Services	2,567,998
	Containers & Packaging (0.6%)
63,561	Smurfit-Stone Container Corp., $1.75	1,541,354	†
	Electric Utilities (1.5%)
42,100	AES Corp., $1.6875	2,083,950
79,500	Great Plains Energy, Inc., $2.00	1,995,450	†
	Total Electric Utilities	4,079,400
	Food & Staples Retailing (1.6%)
80,165	Albertson's, Inc., $1.8125	2,034,588
37,760	Rite Aid Corp., $1.75	2,312,800
	Total Food & Staples Retailing	4,347,388
	Insurance (0.9%)
32,705	Reinsurance Group of America, Inc., $1.4375	2,289,350

Number of Shares		Value
	Media (0.8%)
2,000	Interpublic Group of Companies, Inc., (144A), $1.28125	$2,212,500	*
	Oil, Gas & Consumable Fuels (0.8%)
20,945	Chesapeake Energy Corp., $1.125	2,034,807
	Road & Rail (0.8%)
1,860	Kansas City Southern, $1.28125	2,285,475
	Utilities (0.9%)
40,400	Entergy Corp., $1.90625	2,403,800
	Total Convertible Preferred Stocks (Cost: $32,590,915) (12.8%)	34,261,104
	Common Stocks
	Communications Equipment (0.1%)
17,099	Alcatel-Lucent (ADR)	243,148	†
	Aerospace & Defense (0.1%)
6,000	Honeywell International, Inc.	271,440
	Automobiles (0.0%)
3,300	General Motors Corp.	101,376	†
	Biotechnology (0.2%)
5,300	Genentech, Inc.	429,989	**†
	Capital Markets (0.2%)
4,600	Merrill Lynch & Co., Inc.	428,260	†
	Chemicals (0.2%)
1,700	Air Products & Chemicals, Inc.	119,476

  ADR – American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $146,594,672 or 55.0% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  **  Non-income producing.

  †  Security partially or fully lent (Note 5).

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Number of Shares		Value
6,500	Du Pont (E.I.) de Nemours & Co.	$316,615
5,900	Lyondell Chemical Co.	150,863
	Total Chemicals	586,954
	Commercial Services & Supplies (0.1%)
8,500	Waste Management, Inc.	312,545
	Communications Equipment (0.1%)
17,800	Nokia Oyj (ADR)	361,696
	Computers & Peripherals (0.4%)
7,600	Hewlett-Packard Co.	313,044
4,300	International Business Machines Corp.	417,745	†
41,800	Sun Microsystems, Inc.	226,556	**
	Total Computers & Peripherals	957,345
	Consumer Finance (0.1%)
1,900	Capital One Financial Corp.	145,958
	Containers & Packaging (0.1%)
14,100	Packaging Corp. of America	311,610
	Diversified Financial Services (0.4%)
8,500	Citigroup, Inc.	473,450
10,000	JPMorgan Chase & Co.	483,000
	Total Diversified Financial Services	956,450
	Diversified Telecommunication Services (0.5%)
14,000	AT&T, Inc.	500,500
14,468	BCE, Inc.	390,636
21,700	Qwest Communications International, Inc.	181,629	**†
19,037	Windstream Corp.	270,706
	Total Diversified Telecommunication Services	1,343,471

Number of Shares		Value
	Electric Utilities (0.1%)
8,500	American Electric Power Co., Inc.	$361,930
	Food Products (0.3%)
11,600	Kraft Foods, Inc., Class A	414,120	†
17,900	Sara Lee Corp.	304,837
	Total Food Products	718,957
	Health Care Equipment & Supplies (0.1%)
8,800	Boston Scientific Corp.	151,184	**
	Health Care Providers & Services (0.2%)
6,200	Aetna, Inc.	267,716
29,600	Tenet Healthcare Corp.	206,312	**†
	Total Health Care Providers & Services	474,028
	Health Care Technology (0.1%)
3,200	Cerner Corp.	145,600	**†
	Household Durables (0.1%)
3,500	Sony Corp. (ADR)	149,905	†
	Household Products (0.1%)
4,700	Kimberly-Clark Corp.	319,365
	Industrial Conglomerates (0.1%)
4,900	General Electric Co.	182,329
	Information Technology Services (0.1%)
8,700	Electronic Data Systems Corp.	239,685
	Insurance (0.3%)
3,600	American International Group, Inc.	257,976
4,400	Chubb Corp.	232,804
5,600	The St. Paul Travelers Companies, Inc.	300,664
	Total Insurance	791,444

  **  Non-income producing.

  †  Security partially or fully lent (Note 5).

  ADR – American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Number of Shares		Value
	Leisure Equipment & Products (0.1%)
11,400	Mattel, Inc.	$258,324
	Media (0.3%)
10,000	Clear Channel Communications, Inc.	355,400
3,700	Comcast Corp., Class A	156,621	**†
15,300	Regal Entertainment Group, Class A	326,196	†
	Total Media	838,217
	Metals & Mining (0.0%)
1,600	United States Steel Corp.	117,024
	Multiline Retail (0.0%)
3,600	Federated Department Stores, Inc.	137,268
	Oil, Gas & Consumable Fuels (0.3%)
4,600	Chevron Corp.	338,238
5,200	ConocoPhillips	374,140
	Total Oil, Gas & Consumable Fuels	712,378
	Paper & Forest Products (0.1%)
11,600	MeadWestvaco Corp.	348,696
	Personal Products (0.1%)
9,200	Avon Products, Inc.	303,968	†
	Pharmaceuticals (0.3%)
11,700	Pfizer, Inc.	303,030
8,100	Watson Pharmaceuticals, Inc.	210,843	**
5,500	Wyeth	280,060
	Total Pharmaceuticals	793,933
	Real Estate Investment Trust (REITs) (0.1%)
9,700	CapitalSource, Inc.	264,907	†

Number of Shares		Value
	Road & Rail (0.2%)
2,500	Con-way, Inc.	$110,100
10,000	CSX Corp.	344,300
2,400	Union Pacific Corp.	220,848
	Total Road & Rail	675,248
	Semiconductors & Semiconductor Equipment (0.1%)
14,300	Intel Corp.	289,575
	Software (0.1%)
7,900	Salesforce.com, Inc.	287,955	**†
	Textiles, Apparel & Luxury Goods (0.0%)
2,587	Hanesbrands, Inc.	61,105	**
	Thrifts & Mortgage Finance (0.1%)
6,000	Fannie Mae	356,340
	Wireless Telecommunication Services (0.1%)
4,000	Alltel Corp.	241,920
	Total Common Stock (Cost: $14,787,131) (5.9%)	15,671,527
	Short-Term Investments
	Money Market Investments (0.1%)
286,442	Merrimac Cash Fund - Premium Class, 5.113%	286,442	***
Principal Amount
	Other Short-Term Investments (9.8%)▲
$331,096	Banco Bilbao Vizcaya Argentaria, 5.31%, due 01/03/07	331,096	***

  **  Non-income producing.

***  Represents investment of security lending collateral (Note 5).

  †  Security partially or fully lent (Note 5).

  ▲  Short-Term Investments consist of Certificate of Deposits, Commercial Papers, Discounts Notes, Repurchase Agreements, and Time Deposits.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Principal Amount		Value
$344,340	Bank of America, 5.27%, due 01/09/07	$344,340	***
331,096	Bank of America, 5.32%, due 02/16/07	331,096	***
132,438	Bank of Nova Scotia, 5.29%, due 02/06/07	132,438	***
529,753	Bank of Nova Scotia, 5.3%, due 02/27/07	529,753	***
331,096	Barclays PLC, 5.3%, due 01/02/07	331,096	***
198,657	Barclays PLC, 5.31%, due 02/20/07	198,657	***
331,096	Barclays PLC, 5.32%, due 02/13/07	331,096	***
128,282	Barton Capital Corp., 5.302%, due 01/17/07	127,214	***
133,612	Barton Capital Corp., 5.317%, due 01/16/07	132,438	***
264,877	Calyon, Inc., 5.3%, due 02/05/07	264,877	***
264,877	Calyon, Inc., 5.31%, due 02/16/07	264,877	***
132,438	Canadian Imperial Bank of Commerce, 5.31%, due 01/29/07	132,438	***
221,714	Ciesco LLC, 5.308%, due 01/04/07	220,124	***
132,437	Citigroup, Inc., 5.31%, due 03/16/07	132,437	***
66,775	Clipper Receivables Co. LLC, 5.304%, due 01/31/07	66,219	***
66,543	CRC Funding LLC, 5.336%, due 01/23/07	66,219	***
264,877	Credit Suisse (USA), Inc., 5.3%, due 01/05/07	264,877	***
331,096	Credit Suisse (USA), Inc., 5.3%, due 01/12/07	331,096	***

Principal Amount		Value
$264,877	Dexia Group, 5.285%, due 01/16/07	$264,877	***
133,086	Falcon Asset Securitization Corp., 5.336%, due 01/22/07	132,438	***
15,700,000	Federal Home Loan Mortgage Corp., 4.85%, due 01/02/07	15,693,655
132,438	Fortis Bank, 5.295%, due 01/02/07	132,438	***
198,657	Fortis Bank, 5.3%, due 01/24/07	198,657	***
264,877	Fortis Bank, 5.3%, due 01/26/07	264,877	***
267,215	General Electric Capital Corp., 5.296%, due 01/26/07	264,877	***
133,336	Greyhawk Funding LLC, 5.306%, due 01/12/07	132,438	***
264,877	HBOS Halifax Bank of Scotland, 5.3%, due 01/08/07	264,877	***
198,657	HBOS Treasury Services, 5.305%, due 03/14/07	198,657	***
76,931	Investor's Bank & Trust Depository Reserve	76,931
200,178	Lexington Parker Capital Co., 5.3%, due 01/05/07	198,657	***
132,438	Lloyds TSB Bank PLC, 5.3%, due 02/26/07	132,438	***
132,438	M&I Marshall & Ilsley Bank, 5.3%, due 03/19/07	132,438	***
66,288	Old Line Funding LLC, 5.345%, due 01/04/07	66,219	***
133,025	Paradigm Funding LLC, 5.313%, due 01/17/07	132,438	***
133,105	Park Avenue Receivables Corp., 5.327%, due 01/18/07	132,438	***
132,849	Ranger Funding Co. LLC, 5.316%, due 01/04/07	132,438	***
133,399	Ranger Funding Co. LLC, 5.328%, due 02/08/07	132,438	***

***  Represents investment of security lending collateral (Note 5).

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2006 (CONT'D)

Principal Amount		Value
$264,877	Royal Bank of Canada, 5.31%, due 02/14/07	$264,877	***
198,657	Royal Bank of Canada, 5.31%, due 02/15/07	198,657	***
198,657	Royal Bank of Scotland, 5.28%, due 01/11/07	198,657	***
198,657	Royal Bank of Scotland, 5.29%, due 01/16/07	198,657	***
132,438	Royal Bank of Scotland, 5.29%, due 02/09/07	132,438	***
264,877	Royal Bank of Scotland, 5.31%, due 01/11/07	264,877	***
199,565	Sheffield Receivables Corp., 5.304%, due 01/12/07	198,657	***
191,672	Svenska Handelsbanken, 5.25%, due 01/02/07	191,672	***
529,753	UBS AG, 5.3%, due 01/04/07	529,753	***
264,877	UBS AG, 5.3%, due 01/05/07	264,877	***
133,003	Variable Funding Capital Corp., 5.292%, due 01/04/07	132,438	***
133,258	Yorktown Capital LLC, 5.303%, due 01/10/07	132,438	***
66,532	Yorktown Capital LLC, 5.325%, due 01/16/07	66,219	***
	Total Other Short-Term Investments	25,990,831
	Total Short-Term Investments (Cost: $26,277,273) (9.9%)	26,277,273
	TOTAL INVESTMENTS (Cost: $326,781,348) (125.9%)	335,542,428
	LIABILITIES IN EXCESS OF OTHER ASSETS (-25.9%)	(69,024,351)
	NET ASSETS (100.0%)	$266,518,077

  ***  Represents investment of security lending collateral (Note 5).

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

INVESTMENTS BY INDUSTRY*—DECEMBER 31, 2006

Industry	Percentage of Net Assets
Financial Services	33.4	%(1)
U.S. Government Securities	22.5
Banking	17.9
Diversified Financial Services- Specialized Finance	11.6
Thrifts & Mortgage Finance	5.4
Electronics	2.2
Automobiles	1.7
Electric Utilities	1.6
Food & Staples Retailing	1.6
Diversified Financial Services- Multi-Sector Holdings	1.4
Insurance	1.2
Media	1.1
Commercial Services	1.2
Road & Rail	1.0
Aerospace & Defense	1.1
Oil, Gas & Consumable Fuels	1.1
Utilities	0.9
Telecommunications	0.9
Airlines	0.8
Real Estate	0.8
Media - Broadcasting & Publishing	0.7
Containers & Packaging	0.7
Pharmaceuticals	0.6
Diversified Telecommunication Services	0.5
Industrial - Diversified	0.5
Computers & Peripherals	0.4

Industry	Percentage of Net Assets
Diversified Financial Services	0.4%
Food Products	0.3
Communications Equipment	0.2
Chemicals	0.2
Health Care Providers & Services	0.2
Biotechnology	0.2
Capital Markets	0.2
Paper & Forest Products	0.1
Household Products	0.1
Commercial Services & Supplies	0.1
Personal Products	0.1
Semiconductors & Semiconductor Equipment	0.1
Software	0.1
Real Estate Investment Trust (REITs)	0.1
Leisure Equipment & Products	0.1
Wireless Telecommunication Services	0.1
Information Technology Services	0.1
Industrial Conglomerates	0.1
Health Care Equipment & Supplies	0.1
Household Durables	0.1
Consumer Finance	0.1
Health Care Technology	0.1
Multiline Retail	0.0	**
Metals & Mining	0.0	**
Textiles, Apparel & Luxury Goods	0.0	**
Short-Term Investments	9.9
Total	125.9%

  *  These classifications are unaudited.

  **  Value rounds to less than 0.1% of net assets.

(1)  The percentage represents the Fund's investment in Dow Jones CDX, NA HY Trust 1, a pass-through index bond consisting of high yield credit default swaps, originally of 100 companies across more than 30 industries. For industry purposes, the Fund looks through the bond to the underlying companies.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES—DECEMBER 31, 2006

Assets:
Investments, at Value (Cost: $326,781,348) (1)	$335,542,428
Receivables for Securities Sold	635,513
Interest and Dividends Receivable	2,218,495
Total Assets	338,396,436
Liabilities:
Payable for Borrowings	52,100,000
Payables Upon Return of Securities Loaned	10,506,687
Distributions Payable	4,475,338
Payables for Securities Purchased	3,656,532
Interest Payable on Borrowings	659,665
Accrued Investment Advisory Fees	281,399
Other Accrued Expenses	178,051
Accrued Directors' Fees and Expenses	20,103
Accrued Compliance Expense	584
Total Liabilities	71,878,359
Net Assets	$266,518,077
Net Assets consist of:
Common Stock, par value $0.01 per share, (75,000,000 shares authorized, 47,609,979 shares issued and outstanding)	$476,100
Paid-in Capital	345,597,212
Accumulated Net Realized (Loss) on Investments	(82,514,914)
Distributions in Excess of Net Investment Income	(5,801,401)
Net Unrealized Appreciation on Investments	8,761,080
Net Assets	$266,518,077
Net Asset Value per Share	$5.60
Market Price per Share	$5.11

(1)  The market value of securities lent at December 31, 2006 was $10,290,377.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

STATEMENT OF OPERATIONS—YEAR ENDED DECEMBER 31, 2006

Investment Income:
Interest (including net security lending fees of $88,342)	$15,233,262
Dividends (net of foreign withholding of taxes of $4,805)	3,021,716
Total Investment Income	18,254,978
Expenses:
Investment Advisory Fees	1,782,744
Interest Expense	1,423,846
Legal Fees	155,561
Proxy Expense	118,780
Directors' Fees and Expenses	86,854
Administration Fees	75,640
Transfer Agent Fees	63,864
Audit and Tax Service Fees	57,720
Listing Fees	46,777
Printing and Distribution Costs	44,584
Miscellaneous	44,157
Accounting Fees	37,321
Custodian Fees	36,654
Insurance Expense	11,262
Compliance Expense	6,303
Net Expenses	3,992,067
Net Investment Income	14,262,911
Net Realized Gain and Change in Unrealized Appreciation on Investments:
Net Realized Gains on Investments	10,103,945
Change in Unrealized Appreciation on Investments	5,128,441
Net Realized Gains and Change in Unrealized Appreciation on Investments	15,232,386
Increase in Net Assets from Operations	$29,495,297

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$14,262,911	$9,796,240
Net Realized Gain on Investments	10,103,945	8,332,812
Change in Unrealized Appreciation (Depreciation) on Investments	5,128,441	(19,593,456)
Increase (Decrease) in Net Assets Resulting from Operations	29,495,297	(1,464,404)
Distributions to Shareholders:
From Net Investment Income	(17,901,357)	(19,234,437)
Capital Share Transactions:
Shares Repurchased (1,000,000 shares repurchased for the year ended December 31, 2005)	—	(5,249,694)
Total Increase (Decrease) in Net Assets	11,593,940	(25,948,535)
Net Assets:
Beginning of Year	254,924,137	280,872,672
End of Year	$266,518,077	$254,924,137
Distributions in Excess of Net Investment Income	$(5,801,401)	$(5,633,109)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

STATEMENT OF CASH FLOWS—YEAR ENDED DECEMBER 31, 2006

Cash Flows From Operating Activities:
Net Increase in Net Assets from Operations	$29,495,297
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used in Operating Activities:
Investments Purchased	(489,500,953)
Investments Sold	446,836,580
Net Increase in Short-Term Investments	(307,558)
Net Amortization of Premium/(Discount)	(71,531)
Increase in Interest and Dividends Receivable	(1,157,215)
Decrease in Payable Upon Return of Securities Loaned	(4,719,997)
Decrease in Accrued Directors' Fees and Expenses	(3,277)
Increase in Accrued Compliance Expense	48
Increase in Accrued Investment Advisory Fees	152,050
Increase in Interest Payable on Borrowings	659,665
Decrease in Other Accrued Expenses	(16,096)
Realized and Unrealized (Gain)/Loss on Investments	(15,232,386)
Net Cash Used in Operating Activities	(33,865,373)
Cash Flows Provided by Financing Activities:
Distributions to Shareholders	(18,234,627)
Net Proceeds from Borrowings	52,100,000
Net Cash Provided by Financing Activities	33,865,373
Net Change in Cash	—
Cash at Beginning of Year	—
Cash at End of Year	$—
Supplemental Disclosure of Cash Flow Information:
Interest paid during the year	$764,181

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies:

TCW Strategic Income Fund, Inc. (formerly, TCW Convertible Securities Fund, Inc.) (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, options, securities issued or guaranteed by the United States Government, its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements, mortgage related securities, asset-backed securities, money market securities and other securities without limit believed by the Fund's investment advisor to be consistent with the Fund's investment objective.

The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, where upon they will be valued at amortized value using their value of the 61st day prior to maturity.

Security Transactions and Related Investment Income: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts, including original issue discounts, and premiums on securities purchased are amortized using a constant yield-to-maturity method. Realized gains and losses on investments are recorded on the basis of specific identified cost.

Distributions: Distributions to shareholders are recorded on ex-dividend date. The Fund declares and pays, or reinvests, dividends quarterly based on the managed distribution plan adopted by the Fund's Board of Directors. Under the Plan, the Fund will distribute a cash dividend equal to 7% of the Fund's net asset value on an annualized basis. The distribution will be based on the Fund's net asset value from the previous calendar year-end. The source for the dividend comes from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions (which the Fund presently meets), federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may be primarily due to differing treatments for market discount and premium, losses deferred due to wash sales and spillover distributions. Permanent book and

TCW Strategic Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONT'D)

tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2—Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2006, the Fund had a total loss carryforward for federal income tax purposes of $82,492,716 which will expire in 2009 ($9,890,154), 2010 ($61,853,273) and in 2011 ($10,749,289).

Also for the year ended December 31, 2006, the Fund distributed, on a tax basis, $17,901,357 all of which is characterized as ordinary income.

At December 31, 2006, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Appreciated securities	$11,169,378
Depreciated securities	(3,756,559)
Net unrealized appreciation	$7,412,819
Cost of securities for federal income tax purposes	$328,129,609

The following reclassifications have been made for the permanent differences between book and tax accounting as of December 31, 2006:

Increase (Decrease)
Distributions in excess of net investment income	$3,470,154
Accumulated net realized loss on investments	$(1,129,409)
Paid-in capital	$(2,340,745)

Note 3—Investment Advisory and Service Fees:

TCW Investment Management Company (the "Advisor") is the investment advisor to the Fund. As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average managed assets and 0.50% of the Fund's average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund's Board of Directors, a portion of the Advisor's costs associated in support of the Funds' Rule 38a-1 compliance obligations, which is included in the Statement of Operations.

Note 4—Purchases and Sales of Securities:

For the year ended December 31, 2006, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $422,718,203 and $436,760,903, respectively, for non-U.S. Government securities and aggregated $62,593,775 and $9,345,470, respectively, for U.S. Government securities.

Note 5—Security Lending:

During the year ended December 31, 2006, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 2006, the cash collateral

TCW Strategic Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONT'D)

received from borrowing brokers was $10,506,687 which is 102.9% of the value of loaned securities. The Fund receives income, net of broker fees, by investing the cash collateral in short-term investments.

Note 6—Directors' Fees:

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $86,854 from the Fund for the year ended December 31, 2006. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor.

Note 7—Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding 144A issues) at December 31, 2006.

Note 8—Loan Outstanding:

The Fund is permitted to have bank borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York which permits the Fund to borrow up to $100 million at a rate, per annum, equal to the Federal Funds Rate plus 0.75%. The average daily loan balance during the period for which loans were outstanding amounted to $38,944,229, and the weighted average interest rate was 5.874%. Interest expense for the line of credit was $1,423,846 for the year ended December 31, 2006. The outstanding borrowing under the line of credit was $52,100,000 at December 31, 2006.

Note 9—Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a Fund's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required first financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact, if any, of applying the various provisions of FIN 48 on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007, and will be disclosed accordingly in the future financial reports.

TCW Strategic Income Fund, Inc.

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value Per Share, Beginning of Year	$5.35	$5.78	$5.62	$4.63	$6.70
Income from Investment Operations:
Net Investment Income (Loss) (1)	0.30	0.21	0.20	0.20	0.32
Net Realized and Unrealized Gains (Losses) on Investments	0.33	(0.25)	0.19	1.00	(1.68)
Total from Investment Operations	0.63	(0.04)	0.39	1.20	(1.36)
Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.40)	(0.24)	(0.16)	(0.32)
Distributions from Paid-in-Capital	—	—	—	(0.06)	(0.39)
Total Distributions	(0.38)	(0.40)	(0.24)	(0.22)	(0.71)
Capital Activity:
Impact to Capital for Shares Issued	—	—	— (2)	—	—
Impact to Capital for Shares Repurchased	—	0.01	0.01	0.01	—
Total From Capital Activity	—	0.01	0.01	0.01	—
Net Asset Value Per Share, End of Year	$5.60	$5.35	$5.78	$5.62	$4.63

Market Value Per Share, End of Year	$5.11	$4.69	$5.36	$4.98	$4.16

Total Investment Return (3)	17.50%	(5.17)%	13.02%	25.14%	(45.11)%
Net Asset Value Total Return (4)	12.16%	(0.36)%	7.23%	26.82%	(20.75)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$266,518	$254,924	$280,873	$278,361	$236,073
Ratio of Expenses before Interest Expense to Average Net Assets	1.00%	0.89%	0.90%	0.84%	0.83%
Ratio of Interest Expense to Average Net Assets	0.55%	—	—	—	—
Ratio of Total Expenses to Average Net Assets	1.55%	0.89%	0.90%	0.84%	0.83%
Ratio of Net Investment Income to Average Net Assets	5.52%	3.73%	3.51%	3.89%	5.82%
Portfolio Turnover Rate	174.33%	56.04%	91.35%	115.16%	75.04%

(1)  Computed using average shares outstanding throughout the period.

(2)  Impact from reclassification of $114,359 from other accrued expenses to paid-in capital is less than $0.01. The Fund reclassified the amount in 2004 in that the estimated liabilities related to the Fund's last rights offering are no longer required.

(3)  Based on market price per share, adjusted for reinvestment of distributions.

(4)  Based on net asset value per share, adjusted for reinvestment of distributions.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of TCW Strategic Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (formerly TCW Convertible Securities Fund, Inc.) (the "Fund"), including the schedule of investments, as of December 31, 2006, and the related statement of operations and cashflows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2006, the results of its operations and its cashflows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 16, 2007

TCW Strategic Income Fund, Inc.

VOTING INFORMATION (UNAUDITED)

Report of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 26, 2006, as adjourned. At the meeting, the following matters were submitted to a shareholder vote: (i) the election of Alvin R. Albe, Jr., Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker and William C. Sonneborn as Directors to serve until their successors are elected and qualify (each nominee was elected with Mr. Albe receiving 41,807,759 affirmative votes and 3,161,269 votes withheld, Mr. Bell receiving 41,726,989 affirmative votes and 3,242,039 votes withheld, Mr. Call receiving 41,672,125 affirmative votes and 3,296,903 votes withheld, Mr. Fong receiving 41,788,397 affirmative votes and 3,180,631 votes withheld, Mr. Gavin receiving 41,687,674 affirmative votes and 3,281,34 votes withheld, Mr. Haden receiving 41,834,636 affirmative votes and 3,134,398 votes withheld, Mr. Parker receiving 41,679,949 affirmative votes and 3,289,079 votes withheld and Mr. Sonneborn receiving 41,725,887 affirmative votes and 3,243,141 votes withheld); and (ii) the conversion of the Fund to an open-end investment company pursuant to the Fund's Articles of Incorporation, and adoption of an amendment and restatement of the Article of Incorporation to effectuate the proposal (votes for 3,885,159; votes against 15,528,350; and abstentions 658,701). 47,609,979 shares were outstanding on the record date of the meeting and 44,969,028 shares with respect to proposal (i) entitled to vote were present in person or proxy at the meeting and 20,072,210 shares with respect to proposal (ii) entitled to vote were present in person or proxy at the meeting.

TCW Strategic Income Fund, Inc.

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.  By calling (877) 829-4768 to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor's proxy voting guidelines, it will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Fund's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available:

1.  By calling (877) 829-4768 to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund's proxy voting record, it will send the information disclosed in the Fund's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request. The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling (877)829-4768 to obtain a hard copy. You may also obtain the Fund's Form N-Q:

1.  By going to the SEC website at http://www.sec.gov.; or

2.  By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it
(Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on August 4, 2006.

TCW Strategic Income Fund, Inc.

DIRECTORS AND OFFICERS

A board of eight directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the "Fund"). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (70) c/o Paul Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Strategic Income Fund, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit organization). Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young for the Pacific Southwest Area.	Point 360 (audio visual services), Broadway National Bank (banking), TCW Funds, Inc. (mutual fund).

Richard W. Call (82) 496 Prospect Terrace Pasadena, CA 91103	Mr. Call has served as a director of TCW Strategic Income Fund, Inc. since February 1987.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Funds, Inc. (mutual fund).

Matthew K. Fong (53) Strategic Advisory Group 556 S. Fair Oaks Avenue Pasadena, CA 91105	Mr. Fong has served as a director of TCW Strategic Income Fund, Inc. since April 1999.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	Seismic Warning Systems, Inc., PGP, LLP (private equity fund) and TCW Funds, Inc. (mutual fund).

John A. Gavin (75) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Gavin has served as a director of TCW Strategic Income Fund, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (mutual fund), TCW Funds, Inc. (mutual fund), and Hotchkis and Wiley Funds (mutual fund).

Patrick C. Haden (53) 10900 Wilshire Boulevard Los Angeles, CA 90024 Chairman	Mr. Haden has served as a director of TCW Strategic Income Fund, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Funds, Inc. (mutual fund).

TCW Strategic Income Fund, Inc.

DIRECTORS AND OFFICERS (CONT'D)

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Charles A. Parker (72) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Parker has served as a director of TCW Strategic Income Fund, Inc. since April 2003.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), trustee of the Burridge Center for Research in Security Prices (University of Colorado) and TCW Funds, Inc. (mutual fund).

Alvin R. Albe, Jr. (53) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Albe has served as a director of TCW Strategic Income Fund, Inc. since August 2006.	President, Chief Executive Officer and Director, the Advisor; Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc.	Syntroleum Corporation (gas-to-liquids industry).

William C. Sonneborn (36) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Sonneborn has served as a director of TCW Strategic Income Fund, Inc. since August 2006.	Vice Chairman and Director, the Advisor and TCW Asset Management Company; President, Chief Operating Officer and Director, Trust Company of the West and The TCW Group, Inc.	None.

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Michael Cahill (55)*	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company and General Counsel, TCW Funds, Inc.

Jeffery E. Gundlach (47)*	Senior Vice President and Portfolio Manager	Group Managing Director and Chief Investment Officer, the Advisor and Trust Company of the West; President, Chief Investment Officer and Director, TCW Asset Management Company.

Thomas E. Larkin, Jr. (67)*	Senior Vice President	Vice Chairman, the Advisor, TCW Asset Management Company, Trust Company of the West and The TCW Group, Inc.

TCW Strategic Income Fund, Inc.

DIRECTORS AND OFFICERS (CONT'D)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Thomas D. Lyon (47)*	Senior Vice President	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Hilary G.D. Lord (50)*	Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West; Senior Vice President and Chief Compliance Officer, TCW Funds, Inc.

Philip K. Holl (57)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary and Associate General Counsel, TCW Funds, Inc.

David S. DeVito (44)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Funds, Inc.

George N. Winn (38)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company.

  (1)  Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  *  Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

TCW Strategic Income Fund, Inc.

PRIVACY POLICY

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, "Privacy of Consumer Financial Information," issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., and TCW Strategic Income Fund, Inc. (collectively, "TCW") are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services through joint marketing arrangements.

•  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

TCW Strategic Income Fund, Inc.

OUR PRIVACY POLICY (CONT'D)

Categories of Information We Disclose to Our Affiliated Entities

•  We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•  We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address set out at the bottom of this policy.

Reminder About TCW's Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc. and TCW Strategic Income Fund, Inc.:

•  Are not guaranteed by a bank;

•  Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•  Are not insured by the Federal Deposit Insurance Corporation; and

•  Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

DIVIDEND REINVESTMENT PLAN:

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund's net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased for them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P.O. Box #11002, New York, New York 10277-0770, or call toll free at (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact the Bank of New York or your broker. You may elect to continue to hold shares previously purchased on you behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Item 2.                    Code of Ethics.  The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.  The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.                    Audit Committee Financial Expert.  The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management, serving on its audit committee.

Item 4.                    Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2005	2006

$37,960	$63,440

(b) Audit-Related Fees Paid by Registrant

2005	2006

0	0

(c) Tax Fees Paid by Registrant

2005	2006

$10,843	$9,750

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2005	2006

0	0

(e) (1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant.  Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None

2

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable.

Item 5.                    Audit of Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The registrant’s audit committee members, consisting solely of independent directors are:

Samuel P. Bell
Richard W. Call
Matthew K. Fong
John A. Gavin
Patrick C. Haden
Charles A. Parker

Item 6.                    Schedule of Investments. Not Applicable.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Guidelines and Procedures
January 2006

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds.  If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).  The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy

3

voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues.  The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments.  TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process.  The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records.  All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties.   Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.  In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares.  In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW.  When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments.  With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal.  TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals.  The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners.  A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines.  If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it.  The Director of Research will review the portfolio manager’s vote and make a determination.  If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies.  In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings.  In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly.

4

On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, such vote is to be decided on a case-by-case basis or if the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship is deemed material to TCW.  In making this determination, a conflict of interest will not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management.  If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company.  The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel.  If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material.  If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients.  These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.  TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts.    To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering,

5

Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision.  Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record.  For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies.  The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.  Furthermore, the operational hurdles to voting proxies vary by country.  As a result, TCW considers international proxy voting on a case-by-case basis.  However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.”  The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•      For director nominees in uncontested elections

•      For management nominees in contested elections

•      For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•      For changing the company name

•      For approving other business

•      For adjourning the meeting

•      For technical amendments to the charter and/or bylaws

•      For approving financial statements

6

Capital Structure

•      For increasing authorized common stock

•      For decreasing authorized common stock

•      For amending authorized common stock

•      For the issuance of common stock, except against if the issued common stock has superior voting rights

•      For approving the issuance or exercise of stock warrants

•      For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•      For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•      For decreasing authorized preferred stock

•      For canceling a class or series of preferred stock

•      For amending preferred stock

•      For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•      For eliminating preemptive rights

•      For creating or restoring preemptive rights

•      Against authorizing dual or multiple classes of common stock

•      For eliminating authorized dual or multiple classes of common stock

•      For amending authorized dual or multiple classes of common stock

•      For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•      For a stock repurchase program

•      For a stock split

•      For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•      For merging with or acquiring another company

•      For recapitalization

•      For restructuring the company

•      For bankruptcy restructurings

•      For liquidations

•      For reincorporating in a different state

•      For a leveraged buyout of the company

•      For spinning off certain company operations or divisions

•      For the sale of assets

•      Against eliminating cumulative voting

•      For adopting cumulative voting

Board of Directors

•      For limiting the liability of directors

•      For amending director liability provisions

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•      Against indemnifying directors and officers

•      Against amending provisions concerning the indemnification of directors and officers

•      For setting the board size

•      For allowing the directors to fill vacancies on the board without shareholder approval

•      Against giving the board the authority to set the size of the board as needed without shareholder approval

•      For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•      For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•      For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•      Against a classified board

•      Against amending a classified board

•      For repealing a classified board

•      Against ratifying or adopting a shareholder rights plan (poison pill)

•      Against redeeming a shareholder rights plan (poison pill)

•      Against eliminating shareholders’ right to call a special meeting

•      Against limiting shareholders’ right to call a special meeting

•      For restoring shareholders’ right to call a special meeting

•      Against eliminating shareholders’ right to act by written consent

•      Against limiting shareholders’ right to act by written consent

•      For restoring shareholders’ right to act by written consent

•      Against establishing a supermajority vote provision to approve a merger or other business combination

•      For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•      For eliminating a supermajority vote provision to approve a merger or other business combination

•      Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•      Against establishing a fair price provision

•      Against amending a fair price provision

•      For repealing a fair price provision

•      For limiting the payment of greenmail

•      Against adopting advance notice requirements

•      For opting out of a state takeover statutory provision

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•      Against opt into a state takeover statutory provision

Compensation

•      For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For limiting per-employee option awards

•      For extending the term of a stock incentive plan for employees

•      Case-by-case on assuming stock incentive plans

•      For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•      For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•      For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•      For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•      For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum

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potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For approving an annual bonus plan

•      For adopting a savings plan

•      For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•      For adopting a deferred compensation plan

•      For approving a long-term bonus plan

•      For approving an employment agreement or contract

•      For amending a deferred compensation plan

•      For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•      For amending an annual bonus plan

•      For reapproving a stock option plan or bonus plan for purposes of OBRA

•      For amending a long-term bonus plan

Shareholder Proposals

•      For requiring shareholder ratification of auditors

•      Against requiring the auditors to attend the annual meeting

•      Against limiting consulting by auditors

•      Against requiring the rotation of auditors

•      Against restoring preemptive rights

•      For asking the company to study sales, spin-offs, or other strategic alternatives

•      For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•      Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•      Against eliminating the company’s discretion to vote unmarked proxy ballots.

•      For providing equal access to the proxy materials for shareholders

•      Against requiring a majority vote to elect directors

•      Against requiring the improvement of annual meeting reports

•      Against changing the annual meeting location

•      Against changing the annual meeting date

•      Against asking the board to include more women and minorities as directors.

•      Against seeking to increase board independence

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•      Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•      Against requiring minimum stock ownership by directors

•      Against providing for union or employee representatives on the board of directors

•      For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•      For increasing the independence of the nominating committee

•      For creating a nominating committee of the board

•      Against urging the creation of a shareholder committee

•      Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•      Against asking that a lead director be chosen from among the ranks of the non-employee directors

•      For adopting cumulative voting

•      Against requiring directors to place a statement of candidacy in the proxy statement

•      Against requiring the nomination of two director candidates for each open board seat

•      Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•      For repealing a classified board

•      Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•      For eliminating supermajority provisions

•      For reducing supermajority provisions

•      Against repealing fair price provisions

•      For restoring shareholders’ right to call a special meeting

•      For restoring shareholders’ right to act by written consent

•      For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•      For seeking to force the company to opt out of a state takeover statutory provision

•      Against reincorporating the company in another state

•      For limiting greenmail payments

•      Against restricting executive compensation

•      For enhance the disclosure of executive compensation

•      Against restricting director compensation

•      Against capping executive pay

•      Against calling for directors to be paid with company stock

•      Against calling for shareholder votes on executive pay

•      Against calling for the termination of director retirement plans

•      Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•      Against seeking shareholder approval to reprice or replace underwater stock options

•      For banning or calling for a shareholder vote on future golden parachutes

•      Against seeking to award performance-based stock options

•      Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

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•      Against requesting that future executive compensation be determined without regard to any pension fund income

•      Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•      Against requiring option shares to be held

•      For creating a compensation committee

•      Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•      For increasing the independence of the compensation committee

•      For increasing the independence of the audit committee

•      For increasing the independence of key committees

Social Issue Proposals

•      For asking the company to develop or report on human rights policies

•      For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•      Against asking the company to limit or end operations in Burma

•      For asking management to review operations in Burma

•      For asking management to certify that company operations are free of forced labor

•      Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•      Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•      Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•      Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•      Against asking management to report on the company’s foreign military sales or foreign offset activities

•      Against asking management to limit or end nuclear weapons production

•      Against asking management to review nuclear weapons production

•      Against asking the company to establish shareholder-designated contribution programs

•      Against asking the company to limit or end charitable giving

•      For asking the company to increase disclosure of political spending and activities

•      Against asking the company to limit or end political spending

•      For requesting disclosure of company executives’ prior government service

•      Against requesting affirmation of political nonpartisanship

•      For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•      Against severing links with the tobacco industry

•      Against asking the company to review or reduce tobacco harm to health

•      For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

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•      For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•      Against asking the company to take action on embryo or fetal destruction

•      For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•      For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•      Against asking management to endorse the Ceres principles

•      For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•      For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•      For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•      For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•      Against asking the company to preserve natural habitat

•      Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•      Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•      For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•      Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•      For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•      Against asking management to drop sexual orientation from EEO policy

•      Against asking management to adopt a sexual orientation non-discrimination policy

•      For asking management to report on or review Mexican operations

•      Against asking management to adopt standards for Mexican operations

•      Against asking management to review or implement the MacBride principles

•      Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•      For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

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•      Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•      For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Item 8.                    Portfolio Managers of Closed-End Management Investments Companies.

(a)   Portfolio Managers

Jeffrey E. Gundlach	President and Chief Investment Officer TCW Asset Management Company; Group Managing Director and Chief Investment Officer, TCW Investment Management Company and Trust Company of the West

(b)   Other Accounts Managed as of December 31, 2006 in millions

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey E. Gundlach	3	$856.4	15	$14,876.3	94	$20,569.0	0	—	4	$328.9	11	$3,706.6

(c)   Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group of Companies (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

(d)    Portfolio Manager Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate

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parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”).  Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.           Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.             Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel.  Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products.  In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof.  The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

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Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees.  For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation  techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds).  In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.       In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.        All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole.  Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW.  Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in

16

Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met.  Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles.              Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Société Générale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which will be paid in February 2007.

(e)      Share Ownership in Registrant as of December 31, 2006

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill

Jeffrey E. Gundlach							X

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  None.

Item 10.                 Submission of Matters to a vote of Security Holders.  Not Applicable.

Item 11.                 Controls and Procedures.

(a)   The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of

17

1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12.                 Exhibits.

(a)      EX-99.CODE — Code of Ethics (filed herewith)

(b)      EX-99.CERT — Section 302 Certifications (filed herewith).

EX-99.906CERT — Section 906 Certification (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	March 5, 2007

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	March 5, 2007

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